UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2008

ACRONGENOMICS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-49833
(Commission File Number)

52-2219285
(IRS Employer Identification No.)

14, Rue Kleberg, CH-1201 Geneva, Switzerland
(Address of principal executive offices and Zip Code)

41 22 71 65 300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2008, we entered into a letter agreement with Molecular Vision Limited wherein we have agreed to purchase 16,556 ordinary shares of their company for £549,991.20. Upon completion of the agreement, we will hold a 10.9% interest in Molecular Vision.

Item 7.01 Regulation FD Disclosure

On February 4, 2008, we issued a news release announcing our acquisition of a 10.9% interest in Molecular Vision Limited.

Item 9.01	Financial Statements and Exhibits

10.1	Letter agreement dated February 1, 2008.

99.1	News release dated February 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRONGENOMICS INC.

/s/ Platon Tzouvalis
Platon Tzouvalis, President

Date: February 19, 2008